HORIZON
                                      PCS
                                 April 12, 2001

Forward-Looking Statements

Statements made by us today will include forward-looking statements, such as the Company's or Management's intentions, hopes, beliefs, expectations or predictions of, and assumptions about, the future. It is important to note that the Company's actual results could differ materially from such forward-looking statements, and from past results. Our forward-looking statements and business are subject to risk factors, including, among other things, (i) changes in industry conditions created by the Telecommunications Act and related state and federal legislation and regulations; (ii) recovery of the substantial costs which will result from the implementation and expansion of our new businesses;
(iii) retention of our existing customer base and our ability to attract new customers; (iv) rapid changes in technology; and (v) actions of our competitors. Additional information on these and other risks is contained in the Company's prospectus dated March 27, 2001, including the "Risk Factors" section. Copies of that prospectus will be made available free of charge upon request.

                                  The Company

Business Highlights

o    Sprint PCS

o    One of the largest Sprint PCS affiliates - 10.2 million POPs

o    Attractive  markets:
     -    Adjacent to Sprint Markets with 59M POPs
     -    POP Density

o    Successful execution of growth strategy

o    5.6 million covered POPs

o    Sprint Local  Telephone  serving 20% of our POPs

o    Fully financed business plan

Sprint PCS

o    100% Digital PCS

o    223 Million Covered POPs

o    10 Consecutive Quarters Leading Wireless Industry in Net Adds

o    Service in All Major US Cities and Airports

Sprint Affiliation Benefits

o        Use of Sprint Brand Name

o        National Marketing, Advertising, Distribution

o        Volume Discount
              -   Infrastructure
              -   Handsets

o        R&D

o        50 potential years

o        Receive 92% of Revenues (8% fee)

                              Horizon PCS' Markets

                                  [map of area]

o    66,447 subscribers as of December 31, 2000

o    5.6 million POPs currently covered

                                  COVERAGE MAP

                                  [map of area]

o Horizon PCS Current Coverage

o Horizon PCS Future Coverage

o Sprint PCS Current Coverage

o Sprint PCS Future Coverage

o BTA Boundaries

                     Track Record of Growth with Sprint PCS


                                                           Total POPs
August 1997    Launched service as independent PCS         1.0 million
               provider.

June 1998      Became a charter Sprint PCS                 1.6 million
               affiliate with 1.6m POPs

August 1999    Received 2nd grant from Sprint PCS          4.9 million
               for 3.3m POPs

October 1999   Co-founded Bright PCS (26% stake)           5.5 million

May 2000       Received third grant from Sprint PCS
               for 2.9m POPs.

               Acquired Bright PCS (2.4m POPs)            10.2 million

                      NUMEROUS ADJACENT SPRINT PCS MARKETS

            Connects 15 Sprint PCS markets with over 59 million POPs

                     [map of area showing following cities]


Chicago, Illinois
Detroit, Michigan
Buffalo, New York
New York, New York
Columbus, Ohio
Cincinnati, Ohio
Cleveland, Ohio
Pittsburgh, Pennsylvania
Philadelphia, Pennsylvania
Indianapolis, Indiana
Washington, D.C.
Lexington, Kentucky
Richmond, Virginia
Knoxville, Tennessee
Raleigh/Durham, North Carolina

                          SIGNIFICANT CONNECTIVITY

More than 2,600 interstate miles

          [map of area showing interstates connecting following cities]

Chicago, Illinois
Detroit, Michigan
Buffalo, New York
New York, New York
Columbus, Ohio
Cincinnati, Ohio
Cleveland, Ohio
Pittsburgh, Pennsylvania
Philadelphia, Pennsylvania
Indianapolis, Indiana
Washington, D.C.
Lexington, Kentucky
Richmond, Virginia
Knoxville, Tennessee
Raleigh/Durham, North Carolina

                       MAJOR UNIVERSITIES IN OUR TERRITORY

              Over 240,000 students attending 60 four-year schools

                     [map of area showing following schools]

Notre Dame
Penn State University
West Virginia University
Ohio University
Marshall University
University of Virginia
Virginia Tech
Eastern Tennessee State

                              COMPETITIVE LANDSCAPE

                                     Horizon PCS       ALLTEL           AT&T         Verizon        Nextel

Well-established national brand           x                              x                            x
Unified national network                  x                                                           x
Scale economies                           x                              x              x             x
Consumer orientation                      x               x              x              x
All digital network                       x                                                           x
Technology/protocol                      CDMA            Mix          TDMA/GSM         Mix           ESMR

Covered POP overlap                      100%            41%            48%*           60%           34%

Horizon PCS will be the first or second PCS provider in 49 of its 54 markets.

* Includes SunCom; excluding SunCom, market coverage is 26%.

                  Top 10 Markets = 50% of Planned Covered POPs

                                                                                       Planned
                                                     Launch         Total              Covered       Planned Coverage
Market                                 State          Date           POPS              POPs                %
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------

Fort Wayne                              IN           Launched         689,200           685,678             99.5%
Kingsport (Tri-Cities)                  TN           Launched         689,100           473,651             68.7%
Roanoke                                 VA           Launched         645,200           405,002             62.8%
Scranton (a)                            PA           Launched         664,700           512,080             77.0%
Charleston                              WV           Launched         492,700           252,785             51.3%
Huntington                              WV           Launched         369,700           260,242             70.5%
South Bend                              IN           Launched         348,800           345,980             99.2%
Erie                                    PA           Launched         280,200           265,967             94.9%
Elkhart (b)                             IN           Launched         256,900           237,315             92.4%
Lima                                    OH           Launched         251,800           240,860             95.7%
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------
     Subtotal (Top 10)                                              4,688,300         3,531,712              75%
     All Others (44 Markets)                                        5,537,003         3,393,572              61%
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------
         Total                                                     10,225,303         6,925,284              68%
--------------------------------- ---------------- ------------- ----------------- ---------------- -----------------


(a) Partial Launch 2nd 2001
(b) Roaming Only

                             Proven Management Team


Name                Position            Prior Telcom Experience           Years

Bill McKell         President & CEO     Horizon Personal                    13
                                        Communications
                                        Chillicothe Telephone

Pete Holland        CFO                 E&Y Telecom Group                   13
                                        Nextel Communications

Joe Corbin          VP Technology       Chillicothe Telephone               22

Joe Watson          VP Sales &          Chillicothe Telephone                7
                    Marketing           Cincinnati Bell

Monesa Skocik       VP Relationships    Horizon Personal                     4
                                        Communications

                  Horizon PCS is a charter Sprint PCS affiliate

GROWTH STRATEGY

o    Rapidly   complete   build-out  of  our  territory
     -    Complete launch of Pennsylvania markets
     -    Complete fill-in and roaming corridor coverage

o    Well positioned to participate in strategic combinations
     -    Geographic position

                              Operating Performance

                          Sprint PCS Affiliate Program

        [map showing division of United States by following affiliates]

o AirGate PCS
o Alamosa PCS (Pro Forma)
o Enterprise Communications
o Georgia PCS
o Gulf Coast Wireless
o Horizon PCS
o Independent Wireless One (IWO)
o iPCS
o Northern PCS
o Shentel
o Swiftel Communications
o U.S. Unwired
o UbiquiTel (Pro Forma)

                               NETWORK PERFORMANCE

                        Monthly Blocked Calls Percentage
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                         Percentage

                    April                            1.62%
                    May                              1.75%
                    June                             1.62%
                    July                             2.38%
                    August                           2.04%
                    September                        1.87%
                    October                          2.11%
                    November                         2.01%
                    December                         4.42%
                    January                          7.98%
                    February                         5.43%
                    March                            3.22%


                        Monthly Dropped Calls Percentage
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                         Percentage

                    April                            2.40%
                    May                              2.77%
                    June                             3.09%
                    July                             3.31%
                    August                           3.18%
                    September                        3.01%
                    October                          2.84%
                    November                         2.94%
                    December                         2.95%
                    January                          2.87%
                    February                         2.75%
                    March                            2.80%



                     Monthly Network Availability Percentage
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                         Percentage

                    April                            99.41%
                    May                              99.50%
                    June                             99.27%
                    July                             99.52%
                    August                           99.42%
                    September                        99.25%
                    October                          99.21%
                    November                         99.98%
                    December                         98.26%
                    January                          98.46%
                    February                         99.32%
                    March                            99.37%

                             Monthly Minutes of Use
                       Horizon PCS - 04/01/00 to 03/31/01

                    Month                Approximate Amount

                    April                        6,000,000
                    May                          6,200,000
                    June                         7,200,000
                    July                         6,800,000
                    August                       7,800,000
                    September                    8,000,000
                    October                      8,200,000
                    November                     8,600,000
                    December                     9,000,000
                    January                     11,400,000
                    February                    10,200,000
                    March                       12,100,000

Horizon PCS Summary:
         Blocked Calls              -       3.04%
         Dropped Calls              -       2.91%
         Network Availability       -      99.25%

Financial Stats



                                                                 2000                                     2001
                                         ----------- ------------ ------------- ---------------    -------------------
                                             Q1          Q2            Q3             Q4                Q1 (Estimate)
                                         ----------- ------------ ------------- ---------------    -------------------
Total POPs (millions)                         4.9          10.2          10.2            10.2                10.2
Covered POPs (millions)                       1.9           1.9           3.3             5.1                 5.1

Subscribers (EOP)                           19,838        26,980        36,007          66,447              83k - 85k

Net Subscribers Additions                    6,089         7,142         9,027          30,440              17k - 19k

ARPU (with Travel and Roaming)                 $58           $66           $72             $77                  -
ARPU (without Travel and Roaming)              $46           $46           $51             $45              $48 - $50

Monthly Churn excluding 30 Day                2.2%          1.7%          3.2%            2.5%             2.8% - 3.0%


                    Cumulative Sources and Uses Through 2003

---------------------------------------------------------------------------------------------------
($ in millions)
December 31, 2000 - December 31, 2003
---------------------------------------------------------------------------------------------------
Sources                                         Uses
---------------------------------------------------------------------------------------------------
Cash and Equivalents @ 12/31/00      $191.4     Operating Losses and Working Capital     $93.3

Senior Secured Credit Facility        200.0     Capital Expenditures                     164.6

Proceeds from RTFC Certificates         2.9     Credit Facility Debt Service(1)           38.4

Refund of FCC auction deposit           2.0     Cash Cushion                             100.0

---------------------------------------------------------------------------------------------------
         Total Sources               $396.3              Total Uses                     $396.3
---------------------------------------------------------------------------------------------------


(1) Payment of interest and required principal payments on Horizon PCS' new senior secured credit facility, net of interest income.

This projection is a forward looking statement. Our actual results could differ materially. For example, changes in regulation could have an impact.

Private Equity Offering

Purchaser:     Apollo Management IV, L.P.

Security:      Convertible Preferred Stock

Amount:        $126.5 million

Dividend:      7.5% PIK, payable semi-annually

Conversion:    Anytime at  holder's  option  and  mandatorily  at $65.0  million
               Qualifying IPO or upon certain business combination transactions

Maturity:      September 26, 2011

Senior Secured Financing

Total Commitment:   $250.0 million (upsized from $225.0 million)
                    -    $105.0 million Term Loan A
                    -    $50.0 million Term Loan B (drawn at closing)
                    -    $95.0 million revolver

Use of Proceeds:    To  finance  capital  expenditures for network build-out and fund working capital

Rate Structure:     Variable
                    - Term A:        LIBOR + 350bp
                    - Term B:        LIBOR + 400bp
                    - Revolver:      LIBOR + 350bp

Senior Discount Notes Offering

Issuer:                   Horizon PCS, Inc.

Issue:                    $1,000 principal amount at maturity of Senior Discount
                          Notes

Warrants:                 Right  to  purchase  3.805  million  shares of class A
                          common stock

Gross Proceeds:           $149.7 million

Coupon:                   14.00%

Maturity:                 2010 (10 years)

Cash Interest Deferral:   5 years

Optional Redemption:      5 -year non-call

Equity Clawback:          Up to 35% during first 3 years

Change of Control Put:    101%

Ratings:                  Caa1/CCC

Horizon PCS Strengths

o Wireless Growth

o Sprint PCS
  - Brand
  - Same Successful Strategy less Competition
  - Market Leader in Product Development

o One of the largest Sprint PCS affiliates
  - 10.2 million POPs

o Proven Ability to Build New Markets

o Proven Ability to Attract New Customers

o Sprint Back Office

o Fully Financed

                                     HORIZON
                                       PCS

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